FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 1, 2003
                                 --------------
               Date of Report (Date of earliest event reported)


                            ILX Resorts Incorporated
                            ------------------------
             Exact name of Registrant as specified in its charter


                                     ARIZONA
                                     -------
                 (State or other jurisdiction of incorporation)




            001-13855                              86-0564171
            ---------                              ----------
     (Commission File Number)           (I.R.S. Employer Identification No.)


              2111 E. Highland Avenue, Suite 210, Phoenix, AZ 85016
              -----------------------------------------------------
                    (Address of principal executive offices)


         Registrant's telephone number, including area code 602-957-2777






Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits:

       99.1 Press release dated August 1, 2003, announcing results for the second quarter ended June 30, 2003.


Item 9.  Regulation FD Disclosure

     This Current Report on Form 8-K is being furnished to disclose the press release issued by the registrant on August 1, 2003. The purpose of the press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 12 of Form 8-K, was to announce the results for the second quarter ended June 30, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ILX Resorts Incorporated


Date:  August 1, 2003                               /s/ Joseph P. Martori
                                                   ------------------------
                                                   Joseph P. Martori
                                                   Chairman